Summary Prospectus September 30, 2020, as supplemented June 4, 2021
Voya Large Cap Value Fund

Class/Ticker: A/IEDAX; C/IEDCX; I/IEDIX; R/IEDRX; R6/IEDZX; T/VTLCX; W/IWEDX
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. For free paper or electronic copies of the Prospectus and other Fund information (including the Statement of Additional Information and most recent financial report to shareholders), go to www.individuals.voya.com/literature; email a request to Voyaim_literature@voya.com; call 1-800-992-0180; or ask your salesperson, financial intermediary, or retirement plan administrator. The Fund's Prospectus and Statement of Additional Information, each dated September 30, 2020, as supplemented, and the audited financial statements on pages 18-52 of the Fund’s shareholder report dated May 31, 2020 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number, or e-mail address noted above.
As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on the Voya funds' website (www.individuals.voya.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
Investment Objective
The Fund seeks long-term growth of capital and current income.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Voya mutual funds. More information about these and other discounts is available from your financial intermediary and in the discussion in the Sales Charges section of the Prospectus (page 65), in Appendix A to the Prospectus, or the Purchase, Exchange, and Redemption of Shares section of the Statement of Additional Information (page 109).
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price imposed on purchases	Maximum deferred sales charge (load) as a % of purchase or sales price, whichever is less
A	5.75	None[1]
C	None	1.00
I	None	None
R	None	None
R6	None	None
T	2.50	None
W	None	None

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Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		A	C	I	R
Management Fees	%	0.75	0.75	0.75	0.75
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	None	0.50
Other Expenses	%	0.20	0.20	0.09	0.20
Total Annual Fund Operating Expenses	%	1.20	1.95	0.84	1.45
Waivers and Reimbursements[2]	%	(0.10)	(0.10)	(0.08)	(0.10)
Total Annual Fund Operating Expenses After Waivers and Reimbursements	%	1.10	1.85	0.76	1.35

Class		R6	T	W
Management Fees	%	0.75	0.75	0.75
Distribution and/or Shareholder Services (12b-1) Fees	%	None	0.25	None
Other Expenses	%	0.05	0.20	0.20
Total Annual Fund Operating Expenses	%	0.80	1.20	0.95
Waivers and Reimbursements[2]	%	(0.06)	(0.10)	(0.10)
Total Annual Fund Operating Expenses After Waivers and Reimbursements	%	0.74	1.10	0.85
1
A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.
2
The adviser is contractually obligated to limit expenses to 1.25%, 2.00%, 1.00%, 1.50%, 0.78%, 1.25%, and 1.00% for Class A, Class C, Class I, Class R, Class R6, Class T and Class W shares, respectively, through October 1, 2021. In addition, the adviser is contractually obligated to further limit expenses to 1.10%, 1.85%, 0.76%, 1.35%, 0.74%, 1.10% and 0.85% for Class A, Class C, Class I, Class R, Class R6, Class T and Class W shares, respectively, through October 1, 2021. The limitations do not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. These limitations are subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The distributor is contractually obligated to waive 0.05% of the distribution fee for Class R shares through October 1, 2021. Termination or modification of these obligations requires approval by the Fund’s board.
Expense Example

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example shows costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Example also assumes that your investment had a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$681	925	1,188	1,938
C	Sold	$288	603	1,043	2,267
C	Held	$188	603	1,043	2,267
I	Sold or Held	$78	260	458	1,030
R	Sold or Held	$137	449	783	1,727
R6	Sold or Held	$76	249	438	984
T	Sold or Held	$359	612	884	1,660
W	Sold or Held	$87	293	516	1,157
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 154% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of dividend-paying, large-capitalization issuers. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Equity securities include common and preferred stocks, warrants, and convertible securities. For this Fund, the sub-adviser (“Sub-Adviser”) defines large-capitalization companies as companies with market capitalizations that fall within the collective range of companies within the Russell 1000® Value Index (“Index”) at the time of purchase. The market capitalization of companies within the Index will change with market conditions. The market capitalization of companies in the Index as of June 30, 2020 ranged from $556.77 million to $966.39 billion. The Fund may invest in foreign securities, including companies located in countries with emerging securities markets, when the Sub-Adviser believes they present attractive investment opportunities. The Fund may invest in real estate-related securities, including real estate investment trusts.
The Sub-Adviser seeks to construct a portfolio of securities with a dividend yield at or above the average dividend yield of the companies included in the Russell 1000® Value Index. The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Sub-Adviser uses a valuation-based screening process to assist in the selection of companies according to criteria which include the following:
•
an above-average dividend yield, and stability and growth of the dividend; and
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Voya Large Cap Value Fund

•
market capitalization that is usually above $1 billion (although the Fund may also invest up to 20% of its assets in small- and mid-capitalization companies).
The Sub-Adviser may from time to time select securities that do not meet all of these criteria. The Sub-Adviser then conducts intensive fundamental research on each company to evaluate its growth, profitability, and valuation characteristics.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1∕3% of its total assets.
Principal Risks
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Company: The price of a company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, reduced demand for company goods or services, regulatory fines and judgments, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Convertible Securities: Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
Credit: The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Currency: To the extent that the Fund invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Dividend: Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. As a result, the Fund’s ability to execute its investment strategy may be limited.
Foreign Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, auditing and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Interest Rate: With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, the United States experiences a low interest rate environment, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. To the extent that the Fund invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential future changes in government policy may affect interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose fixed-income and related markets to heightened volatility. Changes to monetary policy by the Federal Reserve Board or other regulatory actions could expose fixed-income and related markets to heightened volatility, interest rate sensitivity and reduced liquidity, which may impact the Fund’s operations and return potential.
Investment Model: A manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.
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Voya Large Cap Value Fund

Liquidity: If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Fund to the risk that the price at which it sells illiquid securities will be less than the price at which they were valued when held by the Fund. The prices of illiquid securities may be more volatile than more liquid investments. The risks associated with illiquid securities may be greater in times of financial stress. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market: Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Market Disruption and Geopolitical: The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the Fund and the Fund. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.
Other Investment Companies: The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. The investment policies of the other investment companies may not be the same as those of the Fund; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Fund is typically subject.
Real Estate Companies and Real Estate Investment Trusts (“REITs”): Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Investments in REITs are affected by the management skill and creditworthiness of the REIT. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
Securities Lending: Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Fund will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks.
Value Investing: Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in market interest rates, corporate earnings
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Voya Large Cap Value Fund

and industrial production. The manager may be wrong in its assessment of a company’s value and the securities the Fund holds may not reach their full values. A particular risk of the Fund’s value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, the Fund’s relative performance may suffer. There is a risk that funds that invest in value-oriented stocks may underperform other funds that invest more broadly.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad-based securities market index/indices for the same period. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund's Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Performance for other share classes would differ to the extent they have differences in their fees and expenses. The Class I and Class R6 shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.
Because Class T shares of the Fund had not commenced operations as of the calendar year ended December 31, 2019, no performance information for Class T shares is provided below.
The Fund’s performance prior to May 18, 2012 reflects returns achieved pursuant to a different investment objective and different principal investment strategies. If the Fund’s current investment objective and strategies had been in place for the prior period, the performance information shown would have been different. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.individuals.voya.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 4th Quarter 2011, 12.59% and Worst quarter: 3rd Quarter 2011, -12.44%
The Fund's Class A shares' year-to-date total return as of June 30, 2020: -14.96%
Average Annual Total Returns %
(for the periods ended December 31, 2019)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class A before taxes	%	17.41	5.65	10.21	N/A	12/18/07
After tax on distributions	%	14.89	2.17	7.93	N/A
After tax on distributions with sale	%	11.86	2.96	7.59	N/A
Russell 1000® Value Index[1]	%	26.54	8.29	11.80	N/A
Class C before taxes	%	22.55	6.12	10.02	N/A	02/19/08
Russell 1000® Value Index[1]	%	26.54	8.29	11.80	N/A
Class I before taxes	%	24.90	7.29	11.20	N/A	03/31/10
Russell 1000® Value Index[1]	%	26.54	8.29	11.80	N/A
Class R before taxes	%	24.18	6.67	N/A	11.15	08/05/11
Russell 1000® Value Index[1]	%	26.54	8.29	N/A	13.02
Class R6 before taxes	%	24.87	7.31	11.13	N/A	05/31/13
Russell 1000® Value Index[1]	%	26.54	8.29	11.80	N/A
Class W before taxes	%	24.72	7.19	11.16	N/A	06/01/09
Russell 1000® Value Index[1]	%	26.54	8.29	11.80	N/A
1
The index returns do not reflect deductions for fees, expenses, or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.
Portfolio Management

Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC
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Voya Large Cap Value Fund

Portfolio Managers
Vincent Costa, CFA Portfolio Manager (since 06/13)	James Dorment, CFA Portfolio Manager (since 12/15)
Gregory Wachsman, CFA Portfolio Manager (since 05/21)
Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange opens for regular trading). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034; or by calling us at 1-800-992-0180.
Class T shares of the Fund are not currently offered.
Minimum Initial Investment $ by share class

Class	A, C, T	I	R	R6	W
Non-retirement accounts	$1,000	250,000	—	1,000,000	1,000
Retirement accounts	$250	250,000	—	None	1,000
Certain omnibus accounts	$250	—	—	N/A	—
Pre-Authorized Investment Plan	$1,000	250,000	—	N/A	1,000
There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100. For Class I shares, there is no minimum initial investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Voya funds through omnibus arrangements or for employees of Voya Investment Management Co. LLC (“Voya IM”) who are eligible to participate in “notional” bonus programs sponsored by Voya IM.
The minimum initial investment requirement for Class R6 shares of the Fund is $1 million for certain institutional accounts. There is no minimum initial investment requirement for certain retirement plans and non-qualified deferred compensation plans. There are no minimum investment requirements for additional investments.
Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax advantaged arrangement, such as a 401(k) plan or an IRA. If you are investing through a tax advantaged arrangement, you may be taxed upon withdrawals from that arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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168408 (0621-060421)